                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             THE BRAZIL FUND, INC.
--------------------------------------------------------------------------------
       (Name of Registrant as Specified in Its Articles of Incorporation)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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[SCUDDER LOGO]                                                    September 1997


                             THE BRAZIL FUND, INC.

                                 IMPORTANT NEWS

FOR THE BRAZIL FUND, INC. STOCKHOLDERS


     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some changes affecting your Fund which require a stockholder vote.


                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's stockholders to approve a new investment management, advisory and administration agreement. The following pages give you additional information on Zurich, the proposed new investment management, advisory and administration agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management, advisory and administration agreement and the election of Directors. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT, ADVISORY AND ADMINISTRATION AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires stockholder approval of a new investment management, advisory and administration agreement with the Fund.

                                                                          Brazil

Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND STOCKHOLDER?


A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. As described in more detail in the Proxy Statement, the investment management, advisory and administration agreement that is currently in effect will be replaced, effective as of October 28, 1997, by a new agreement to reduce the investment management fees currently paid by the Fund under such agreement. The terms of the new investment management, advisory and administration agreement are the same in all material respects as the investment management, advisory and administration agreement that will be in effect immediately prior to the consummation of the alliance. Similarly, the other service arrangements between you and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If stockholders do not approve the new investment management, advisory and administration agreement, the current investment management, advisory and administration agreement will terminate upon the closing of the transaction and the Board of Directors will take such action as it deems to be in the best interests of your Fund and its stockholders.


Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management, advisory and administration agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A. The investment management fees paid by your Fund will remain the same as those in effect in the investment management, advisory and administration agreement that will replace the current agreement to give effect to the reduction in investment management fees, effective as of October 28, 1997.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.

                                                (continues on inside back cover)

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?


A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.


Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A. No, Scudder will bear these costs. However, the Fund will bear the ordinary costs incurred by the Fund in conducting an annual meeting.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account, but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.


               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                                 [SCUDDER LOGO]


For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.


                                                                          Brazil

[LOGO]
                                                                 345 Park Avenue
                                                        New York, New York 10154

THE BRAZIL FUND, INC.


                                                               September 2, 1997


Dear Stockholder:

    Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the stockholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

    The following important facts about the transaction are outlined below:

    - The transaction has no effect on the number of shares you own or the value of those shares.

    - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction.

    - The investment objective of your Fund will remain the same.

    - The non-interested Directors of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to your Fund and should enhance Scudder's ability to provide such services.

    Stockholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

    Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

    Thank you for your cooperation and continued support.

Respectfully,

/s/ Nicholas Bratt                           /s/ Juris Padegs
Nicholas Bratt                                       Juris Padegs
President                                            Chairman of the Board


STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE PROXY CARD(S) IN THE POSTAGE PAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                             THE BRAZIL FUND, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of

The Brazil Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") will be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 28, 1997, at 8:30 a.m., Eastern time, for the following purposes:


        (1) To approve or disapprove a new investment management, advisory and administration agreement between the Fund and Scudder Kemper Investments, Inc.;


        (2)     To elect Directors; and

        (3) To ratify or reject the selection of Price Waterhouse LLP as the independent accountants for the Fund for the Fund's current fiscal year.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of shares of common stock of the Fund at the close of business on August 15, 1997 are entitled to vote at the meeting and at any adjournments thereof.


In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.



                                             By order of the Board of Directors,


                                                  Thomas F. McDonough, Secretary


September 2, 1997



IMPORTANT--WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                             THE BRAZIL FUND, INC.

                   345 PARK AVENUE, NEW YORK, NEW YORK 10154

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of The Brazil Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on October 28, 1997, at 8:30 a.m., Eastern time, and at any and all adjournments thereof (the "Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general and not the Fund whose proxy statement this is.)


     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about September 2, 1997 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.



     The presence at any stockholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.


     Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund. Proposals 2 and 3 each require the approval of a majority of shares voted at the Meeting.


     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposal 1 if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the Meeting with respect to Proposal 1 and a majority of the voting securities of the Fund present at the Meeting with respect to Proposals 2 and 3.

     Holders of record of the shares of the common stock of the Fund at the close of business on August 15, 1997 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting. The number of shares outstanding as of June 30, 1997 was 16,256,783.

     The Fund provides periodic reports to all of its stockholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund, and a copy of any more recent semi-annual report, without charge, by calling 1-800-349-4281 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154.


                          PROPOSAL 1: APPROVAL OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder acts as the investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated October 30, 1996. The investment management, advisory and administration agreement that is currently in effect will be replaced, effective as of October 28, 1997, by an agreement that reduces the investment management fees that the Fund pays to Scudder pursuant to such agreement. Such fees will be reduced by the addition of another breakpoint in the fee schedule so that the investment management fee will, for amounts in the Fund over $500 million, be reduced from 1.00% per annum to 0.90%. The current investment management, advisory and administration agreement, as amended to give effect to the reduction of fees payable by the Fund to Scudder, shall be referred to as the "Current Investment Management Agreement." (Scudder is sometimes referred to in this Proxy Statement as the "Investment Manager.")


     On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.


     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management, advisory and administration agreement (the "New Investment Management Agreement") between the Fund and Scudder Kemper is being proposed for approval by stockholders of the Fund. A copy of the form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds advised by Scudder and to permit ease of administration. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.


BOARD OF DIRECTORS RECOMMENDATION

     On July 29, 1997, the Board of the Fund, including Directors who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) ("Non-interested Directors") of any such party, voted to approve the New Investment Management Agreement and to recommend its approval to stockholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" below.

     The Board of the Fund recommends that stockholders vote in favor of the approval of the New Investment Management Agreement.

BOARD OF DIRECTORS EVALUATION


     On June 26 and 27, 1997, representatives of Scudder advised the Non-interested Directors of the Fund, by means of a telephone conference call and memorandum, that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.


     Scudder subsequently furnished the Non-interested Directors additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Directors discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel.

     In the course of these discussions, Scudder advised the Non-interested Directors that it did not expect that the proposed Transactions would have a material effect on the operations of the Fund or its stockholders. Scudder has advised the Non-interested Directors that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Fund. Scudder representatives have informed the Directors that Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Directors that, although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Fund may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Directors, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Fund and the other investment advisory clients of the new Scudder Kemper organization.

     The Board was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, the Board, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Directors," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Directors.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Aside from the ordinary expenses incurred by the Fund in conducting an annual meeting, Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel to the Fund and the Non-interested Directors.


     During the course of their deliberations, the Non-interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Fund; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Fund and from affiliates of Scudder serving the Fund in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund.

     In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Directors considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and ZKI and the intention to maintain separate Scudder and ZKI brands in the mutual fund business. Based on the foregoing, the Non-interested Directors concluded that the Transactions should cause no reduction in the quality of services provided to the Fund and believe that the Transactions should enhance Scudder's ability to provide such services.


     On July 29, 1997, the Directors of the Fund, including the Non-interested Directors of the Fund, approved the New Investment Management Agreement.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH


     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a defined compensation plan established for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.


     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder;
Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich,
Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting a public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Fund by Scudder, and the information set forth below concerning Zurich has been provided to the Fund by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. The Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT


     Under the Current Investment Management Agreement, Scudder provides the Fund with continuing investment management services. The Investment Manager makes investment decisions, prepares and makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors. The Investment Manager assists the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. The Investment Manager is required to maintain or cause to be maintained for the Fund all books and records required to be maintained under the 1940 Act, and to furnish or cause to be furnished all required reports or other information under Brazilian securities laws, to the extent such books and records are not maintained by the Fund's custodian or other agents of the Fund. The Investment Manager also supplies the Fund with office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. The Investment Manager renders to the Fund administrative services such as preparing reports to, and meeting materials for, the Fund's Board of Directors and reports and notices to Fund stockholders, preparing and making filings with the Securities and Exchange Commission and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement, providing assistance in certain accounting and tax matters and investor public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian. The Investment Manager agrees to pay reasonable salaries, fees and expenses of the Fund's officers and employees and any fees and expenses of the Fund's Directors who are directors, officers or employees of the Investment Manager, except that the Fund bears travel expenses (or an appro-priate portion of those expenses) of Directors and Officers of the Fund who are directors, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees of or advisors to the Board. During the Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Fund to any of its Officers or Directors who were affiliated with the Investment Manager.



     Under the Current Investment Management Agreement the Fund pays or causes to be paid all of its other expenses, including, among others, the following: organization and certain offering expenses (including out-of-pocket expenses, but not including overhead or employee costs of the Investment Manager or of any one or more organizations retained by the Fund or by the Investment Manager as a Brazilian administrator or adviser of the Fund) legal expenses; auditing and accounting expenses; telephone, facsimile, postage and other communications expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars, and accounting agents; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses related to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.


     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under the Current Investment Management Agreement (which takes into account the reduction in investment management fees payable to the Investment Manager through the addition of a breakpoint such that fees on amounts in excess of $500 will be reduced from 1.00% per annum to 0.90%, effective as of October 28, 1997), the Fund will pay the Investment Manager a monthly fee, which on an annual basis, is equal to 1.20% per annum of the value of the Fund's average weekly net assets up to and including $150 million, 1.05% per annum of the value of the Fund's average weekly net assets from $150 million up to and including $300 million, 1.00% per annum of the value of the Fund's average weekly net assets from $300 million to $500 million, and 0.90% per annum of the value of the Fund's average weekly net assets in excess of $500 million. This fee is higher than advisory fees paid by most other investment companies, primarily because of the Fund's objective of investing in Brazilian securities and the additional time and expense required of the Investment Manager in pursuing such objective. Under the Current Investment Management Agreement, the Investment Manager may retain the services of others, including a Brazilian adviser, but at no additional cost to the Fund, in connection with its services to the Fund. During the fiscal year ended December 31, 1996, the fees paid to the Investment Manager, pursuant to the investment management, advisory and administration agreement in effect prior to the reduction of investment management fees, amounted to $4,679,023. For the period January 1, 1996 to October 29, 1996, the Investment Manager agreed not to charge the Fund an amount equal to 0.01% of average weekly net assets in excess of $300 million. The portion of the fee not charged to the Fund for such period amounted to $82,941.

     Under the Current Investment Management Agreement, the Investment Manager is permitted to provide investment advisory services to other clients, including clients which may invest in securities of Brazilian issuers and, in providing such services, may use information furnished by advisors and consultants to the Fund and others. Conversely, information furnished by others to the Investment Manager in providing services to other clients may be useful to the Investment Manager in providing services to the Fund.

     The Current Investment Management Agreement may be terminated at any time without payment of penalty by the Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Investment Manager on 60 days' written notice, but only after written notice to the Fund and to the Brazilian Comissao de Valores Mobiliarios of not less than 60 days (or such longer period as may be required by regulation). The Current Investment Management Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act), provided that an assignment to a corporate successor of all or substantially all of the Investment Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Investment Manager's business shall not be deemed to be an assignment for these purposes.

     The Current Investment Management Agreement provides that the Investment Manager is not liable for any act or omission, error of judgment or mistake of laws or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Current Investment Management Agreement.

     Scudder has acted as the Investment Manager for the Fund since the Fund commenced operations on September 25, 1987. The Current Investment Management Agreement was last approved by the Board on July 29, 1997, at which meeting the Board voted to reduce the fee paid to the Investment Manager as described above. The investment management, advisory and administration agreement dated as of October 30, 1996 (the agreement in effect prior to the reduction of investment management fees) was last approved by the stockholders of the Fund on October 29, 1996. The Current Investment Management Agreement continues in effect until October 28, 1998. The purpose of the last submission to stockholders was to approve a new fee structure resulting from the termination of the Research and Advisory Agreement with Banco Icatu S.A.

THE NEW INVESTMENT MANAGEMENT AGREEMENT


     The New Investment Management Agreement for the Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect for an initial term ending on the date which is one year from the date of its execution, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of the Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of the Fund will take such action as it deems to be in the best interest of the Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.


DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT
AGREEMENTS


     The New Investment Management Agreement is substantially the same as the Current Investment Management Agreement in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreement reflects conforming changes that have been made in order to promote consistency among all the funds advised by Scudder and to permit ease of administration. For example, it is proposed that the New Investment Management Agreement contain provisions that provide that Scudder Kemper shall use its best efforts to seek the best overall terms available in executing transactions for the Fund and selecting brokers and dealers and shall consider on a continuing basis all factors it deems relevant, including the consideration of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which Scudder Kemper or an affiliate exercises investment discretion. In addition, with respect to the allocation of investment and sale opportunities among the Fund and other accounts or funds managed by Scudder Kemper, it is proposed that the New Investment Management Agreement provide that Scudder Kemper shall allocate such opportunities in accordance with procedures believed by Scudder Kemper to be equitable to each entity. It is proposed that the New Investment Management Agreement will also clarify that such agreement supersedes all prior agreements.

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice.
Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.


     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.


All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce, and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for the Fund and provides fund accounting services for

------------------------------

* Two International Place, Boston, Massachusetts
# 345 Park Avenue, New York, New York
+ 101 California Street, San Francisco, California
@Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the shareholding agent for the Fund. For the fiscal year ended December 31, 1996, the fees paid to SFAC and SSC by the Fund aggregated $231,902 and $15,000, respectively. SFAC and SSC will continue to provide fund accounting and shareholding services to the Fund under the current arrangements if the New Investment Management Agreement is approved.


     Exhibit B sets forth the fees and other information regarding certain other investment companies advised by Scudder.


BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS


     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/ dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.


     Banco de Boston S.A., Rua Libero Badaro, 501-parte, Sao Paulo, SP, Brazil (the "Administrator"), acts as administrator to the Fund pursuant to an Administration Agreement. During the fiscal year ended December 31, 1996, the Administrator was paid $50,733.

REQUIRED VOTE

     Approval of this Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Directors recommend that the stockholders vote in favor of this Proposal 1.

                       PROPOSAL 2: ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the four nominees listed below as Nominees for Director of the Fund to serve for the stipulated terms, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees as a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.


                                                                                 SHARES OF
                                                                               COMMON STOCK
                                                                               BENEFICIALLY
                                                                                OWNED AND %
                              PRESENT OFFICE WITH THE FUND,                      OF TOTAL
            NAME (AGE)           PRINCIPAL OCCUPATION OR         DIRECTOR     OUTSTANDING ON
           -----------         EMPLOYMENT AND DIRECTORSHIPS       SINCE      JUNE 30, 1997 (1)
                            ----------------------------------   --------    -----------------
             CLASS II NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS
WILSON NOLEN (70)           Consultant; Trustee, Cultural           1987           17,266
                            Institutions Retirement Fund,
                            Inc., New York Botanical Garden,
                            Skowhegan School of Painting &
                            Sculpture; Director, Ecohealth,
                            Inc. (biotechnology company)
                            (until 1996). Dr. Nolen serves on
                            the boards of an additional 16
                            funds managed by Scudder.
KENNETH C. FROEWISS (51)    Adjunct Professor of Finance,           1997               --
                            Stern School of Business, New York
                            University; Managing Director,
                            J.P. Morgan (until 1996).
             CLASS III NOMINEE TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
HAROLD WILLIAMS (69)        President and Chief Executive             --               --
                            Officer, J. Paul Getty Trust;
                            Director, California Endowment;
                            Director, Sun-America; and
                            Director, Times-Mirror.
              CLASS I NOMINEE TO SERVE UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS
WILLIAM H. LUERS (68)       President, the Metropolitan Museum        --               --
                            of Art; Director; IDEX Corporation
                            (liquid handling equipment
                            manufacturer), Wickes Lumber
                            Company (building materials),
                            Transco Energy Company (natural
                            gas transmission company) (until
                            1995) and the Discount Corporation
                            of New York (bond trading) (until
                            1993). Mr. Luers serves on the
                            boards of an additional 11 funds
                            managed by Scudder.


INFORMATION CONCERNING CONTINUING DIRECTORS


     The Board of Directors is divided into three classes with each Director serving for a term of three years. The following table sets forth certain information regarding the Directors. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                                                                 SHARES OF
                                                                               COMMON STOCK
                                                                               BENEFICIALLY
                                                                                OWNED AND %
                              PRESENT OFFICE WITH THE FUND,                      OF TOTAL
            NAME (AGE)           PRINCIPAL OCCUPATION OR         DIRECTOR     OUTSTANDING ON
           -----------         EMPLOYMENT AND DIRECTORSHIPS       SINCE      JUNE 30, 1997 (1)
                            ----------------------------------   --------    -----------------
            CLASS III DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
JURIS PADEGS (65)*          Chairman of the Board; Advisory         1987            2,161
                            Managing Director of Scudder,
                            Stevens & Clark, Inc. Mr. Padegs
                            serves on the board of one
                            additional fund managed by
                            Scudder.
RONALDO A. DA FROTA NOGUEIRA Director and Chief Executive           1987            3,504
(58)                        Officer, IMF Editora Ltda.
                            (financial publisher). Mr.
                            Nogueira serves on the boards of
                            an additional three funds managed
                            by Scudder.
             CLASS I DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS
EDGAR R. FIEDLER (68)*      Senior Fellow and Economic              1987            8,318
                            Counsellor, The Conference Board,
                            Inc.; Formerly Assistant Secretary
                            of the Treasury for Economic
                            Policy; Director, The Stanley
                            Works (manufacturer of tools and
                            hardware), Harris Insight Funds,
                            Emerging Mexico Fund and Zurich
                            American Insurance Company
                            (insurance company) (until 1997).
                            Mr. Fiedler serves on the boards
                            of an additional 23 funds managed
                            by Scudder.
ROBERTO TEIXEIRA DA COSTA   President, Brasilpar Ltda.              1993               --
(62)                        (financial consulting and asset
                            management); Chairman, CEAL (Latin
                            American Businessmen Council), and
                            Director of eight Brazilian listed
                            and unlisted companies.
All Directors and Officers                                                         34,348(2)
as a Group


------------------------------

* Directors considered by the Fund and its counsel to be "interested persons" (as defined in the 1940 Act) of the Fund or of its investment manager. Mr. Padegs is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder, and because he is an officer of the Fund. Although Mr. Fiedler is currently not an "interested person," he may be deemed to be so in the future by the Securities and Exchange Commission because of his prior service as a director of Zurich American Insurance Company, a subsidiary of Zurich. Mr. Fiedler resigned from that position in July 1997 and has had no further affiliation with Zurich or any of its subsidiaries since that date.


(1) The information as to beneficial ownership is based on statements furnished to the Fund by each Director. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Director or Nominee's individual shareholdings constitutes less than 1/4 of 1% of the shares outstanding. As a group, the Directors, nominees and officers own less than 1/4 of 1% of the shares of the Fund.

(2) The total for the group includes 34,108 shares held with sole investment and voting power and 240 shares held with shared investment and voting power.

     Nicholas Bratt, who is currently a Director of the Fund, will resign effective as of the date of the Meeting. Mr. Bratt will remain President of the Fund.

     To the best of the Fund's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of the outstanding shares of the Fund.


     In 1996, Robert Strougo, alleging that he is a shareholder of the Fund, brought suit in the United States District Court for the Southern District of New York, allegedly on behalf of the Fund as well as on behalf of an alleged class of similarly situated shareholders, against Messrs. Padegs, Bratt, Fiedler, Teixeira da Costa, Nogueira, Nolen and Villani and against Scudder. The complaint alleges among other things that the Director defendants breached their fiduciary duties to the Fund in 1995 by approving a rights offering in which the Fund issued transferable rights to its shareholders, entitling them to acquire shares at a discount from the then current market price. The complaint seeks, among other things, declaratory relief and damages against the Director defendants in favor of the Fund. All of the defendants, including the Fund as a nominal defendant with respect to the plaintiff's purported derivative claims, moved to dismiss the complaint. The District Court in May 1996 dismissed the class action claims, dismissed the claims on behalf of the Fund against Mr. da Costa, but denied the motion to dismiss the claims on behalf of the Fund as to the other Director defendants and Scudder. In August 1997 the District Court denied a motion requesting that the District Court either reconsider its decision that the derivative claims can proceed, or certify that decision for interlocutory review by the U.S. Court of Appeals for the Second Circuit.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers, directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the fund with copies of all such filings.


     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1996, all filing requirements applicable to its Reporting Persons were complied with except that Forms 3 on behalf of the following subsidiaries of Scudder were filed late: Scudder Fund Accounting Corporation; Scudder Realty Holdings Corporation; Scudder, Stevens & Clark Asia Limited; Scudder Canada Investor Services L.T.D.; Scudder Defined Contribution
Services, Inc.; Scudder Capital Stock Corporation; SIS Investment Corporation; SRV Investment Corporation; Scudder Cayman Ltd.; Scudder, Stevens & Clark Australia Limited; and Scudder Realty Holdings (II) L.L.C.

COMMITTEES OF THE BOARD--BOARD MEETINGS


     The Board of the Fund has both an Audit Committee and a Committee on Independent Directors, the responsibilities of which are described below. The Board of the Fund met four times during the Fund's most recently completed fiscal year. Each then current Director attended at least 75% of the total number of meetings of the Board and the committees of which they served as regular members that were held during that period, except Mr. Bratt who attended 50% of the meetings of the Board of Directors and related committees on which he serves.


AUDIT COMMITTEE

     The Board has an Audit Committee consisting of the Non-interested Directors. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and, in general, considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices. The Audit Committee met once during the fiscal year ended December 31, 1996

COMMITTEE ON INDEPENDENT DIRECTORS

     The Board has a Committee on Independent Directors consisting of all the Non-interested Directors. The Committee is charged with the duty of making all nominations for Non-interested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met once during the fiscal year ended December 31, 1996.

EXECUTIVE OFFICERS


     In addition to Mr. Padegs, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:


                             PRESENT OFFICE WITH THE
                                      FUND;
                             PRINCIPAL OCCUPATION OR     YEAR FIRST BECAME
           NAME                   EMPLOYMENT(1)            AN OFFICER(2)
          -----             -------------------------    -----------------
Nicholas Bratt (49)         President; Managing                 1987
                            Director of Scudder,
                            Stevens, & Clark, Inc.
Edmund B. Games, Jr.(59)    Vice President; Managing            1987
                            Director of Scudder,
                            Stevens & Clark, Inc.
Jerard K. Hartman (64)      Vice President; Managing            1987
                            Director of Scudder,
                            Stevens & Clark, Inc.

                             PRESENT OFFICE WITH THE
                                      FUND;
                             PRINCIPAL OCCUPATION OR     YEAR FIRST BECAME
           NAME                   EMPLOYMENT(1)            AN OFFICER(2)
          -----             -------------------------    -----------------
David S. Lee (63)           Vice President; Managing            1987
                            Director of Scudder,
                            Stevens & Clark, Inc.
Thomas F. McDonough (50)    Vice President and Secre-           1987
                            tary; Principal of
                            Scudder, Stevens & Clark,
                            Inc.
Pamela A. McGrath (43)      Vice President and Trea-            1990
                            surer; Managing Director
                            of Scudder, Stevens &
                            Clark, Inc.
Edward J. O'Connell (52)    Vice President and Assis-           1987
                            tant Treasurer; Principal
                            of Scudder, Stevens &
                            Clark, Inc.
Kathryn L. Quirk (44)       Vice President and Assis-           1987
                            tant Secretary; Managing
                            Director of Scudder,
                            Stevens & Clark, Inc.

------------------------------

(1) Unless otherwise stated, all of the Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.



(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other Officers hold offices in accordance with the By-laws of the Fund.


TRANSACTIONS WITH, AND REMUNERATION OF, DIRECTORS AND OFFICERS


     The aggregate direct remuneration paid by the Fund to Non-interested Directors was $107,032, including expenses, during the fiscal year ended December 31, 1996. Each Non-interested Director currently receives fees, paid by the Fund, of $750 per regular Directors' meeting attended. Each Non-interested Director currently receives an annual Director's fee of $6,000, except for Mr. Nogueira and Mr. da Costa who, as resident Brazilian Directors, receive an annual fee of $12,000. Each Non-interested Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Non-interested Director receives a fee of $750). In addition, Messrs. da Costa and Froewiss serve as members of a Special Litigation Committee formed by the Board for the purpose of reviewing the allegations in the lawsuit styled Strougo
v. Padegs et al. for which each such Director will receive a fee of $35,000.


     Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Certain of the Fund's Officers and Directors are also Officers, Directors, employees or stock-holders of Scudder and participate in the fees paid to that firm, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1) All Directors who receive compensation from the Fund.

          Column (2) Aggregate compensation received by each Director of the Fund during the Fund's most recently completed fiscal year ended December 31, 1996.

          Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund.

          Column (5) Total compensation received by each Director from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               COMPENSATION TABLE

                                                                                (5)
                                                (3)             (4)            TOTAL
                               (2)           PENSION OR      ESTIMATED      COMPENSATION
                            AGGREGATE        RETIREMENT        ANNUAL      FROM THE FUND
           (1)             COMPENSATION   BENEFITS ACCRUED    BENEFITS          AND
     NAME OF PERSON,         FROM THE     AS PART OF FUND       UPON        FUND COMPLEX
        POSITION               FUND       COMPLEX EXPENSES   RETIREMENT   PAID TO DIRECTOR
-------------------------  ------------   ----------------   ----------   ----------------
Roberto Teixeira da          $ 16,600            N/A             N/A            $16,600
Costa, Director                                                                (1 fund)
Edgar R. Fiedler             $ 12,000            N/A             N/A           $108,083*
Director                                                                     (20 funds)#
Ronaldo A. da Frota          $ 16,600            N/A             N/A            $49,775
Nogueira, Director                                                            (4 funds)
Wilson Nolen,                $ 12,250            N/A             N/A           $165,608
Director                                                                     (17 funds)#

------------------------------

* As of December 31, 1996, Mr. Fiedler had a total of $420,490 accrued over a nine year period in a deferred compensation program for serving on the Boards of Directors of Scudder Fund, Inc. and Scudder Institutional Fund, Inc.


# This does not include membership on the Boards of funds which commenced operations in 1996.

REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors of the Fund recommend that the stockholders vote in favor of each of the nominees listed in this Proposal 2.

                     PROPOSAL 3: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund, including a majority of the Non-interested Directors, has selected Price Waterhouse LLP to act as independent accountants for the Fund for the Fund's current fiscal year ending December 31, 1997. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Directors recommend that the stockholders of the Fund vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

GENERAL


     Aside from the ordinary expenses incurred by the Fund in conducting an annual meeting, the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the stockholder has received the Proxy Statement and card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the stockholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the stockholder's instructions on the card. Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.



     If the stockholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone, the stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 488. Any proxy given by a stockholder, whether in writing or by telephone, is revocable.


PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to submit proposals to be presented at the 1998 meeting of stockholders of the Fund should send their written proposals to the Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, within a reasonable time before the solicitation of proxies for such meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Directors of the Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,

[Thomas F. McDonough signature]

Thomas F. McDonough
Secretary

                                                                       EXHIBIT A


                                  FORM OF NEW

                      INVESTMENT ADVISORY, MANAGEMENT AND
                            ADMINISTRATION AGREEMENT

     AGREEMENT, dated and effective as of           between THE BRAZIL FUND,
INC., a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").

                                  WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

          1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the "1940 Act"), and to furnish or cause to be furnished all required reports or other information under Brazilian securities laws, to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund;
     (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian including the maintenance of books and records of the Fund; and
     (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as a Brazilian administrator or adviser of the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).


          2. In connection with the rendering of the services required under paragraph 1, the Fund and the Manager have entered into an agreement
     dated          with Banco de Boston S.A., as amended from time to time, to furnish administrative services to the Manager pursuant to such agreement.

     The Manager may also contract with or consult with such banks, other securities firms or other parties in Brazil or elsewhere as it may deem appropriate to obtain information and advice, including investment recommendations, advice regarding economic factors and trends, advice as to currency exchange matters, and clerical and accounting services and other assistance, but any fee, compensation or expenses to be paid to any such parties shall be paid by the Manager, and no obligation shall be incurred on the Fund's behalf in any such respect.

          3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.20% per annum of the value of the Fund's average weekly net assets up to $150 million; 1.05% per annum of the value of the Fund's average weekly net assets from $150 million up to and including $300 million, 1.00% per annum of the Fund's average weekly net assets from $300 million up to and including $500 million and 0.90% per annum of the Fund's average weekly net assets in excess of $500 million. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

          The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

          4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

          5. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
     1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

          6. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities of Brazilian issuers, or from utilizing (in providing such services) information furnished to the Manager by any Brazilian administrator and others as contemplated by sections 1 and 2 of this Agreement by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

          Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          7. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.


          8. This Agreement shall remain in effect until the date which is one year from the day and year first written above, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any party to this Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager but only after written notice to the Fund and to the Comissao de Valores Mobiliarios of not less than 60 days (or such longer period as may be required under the Regulations of the National Monetary Council).



          This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.


          9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval.

          10. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.


          11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


          12. This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                                         THE BRAZIL FUND, INC.

                                         By:
                                         Title: President

                                         SCUDDER KEMPER INVESTMENTS, INC.

                                         By:

                                         Title:

                                                                       EXHIBIT B


                    INVESTMENT OBJECTIVES AND ADVISORY FEES

          FOR CERTAIN FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.



                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
GLOBAL GROWTH
 Scudder Global Fund            Long-term growth of capital         1.000% to             $1,604,465,769
                                through investment in a             $500 million
                                diversified portfolio of            0.950% next
                                marketable foreign and domestic     $500 million
                                securities, primarily equity        0.900% thereafter
                                securities.
 Institutional International    Long-term growth of capital         0.900% of             $   17,897,508
   Equity Portfolio             primarily through a diversified     net assets+
                                portfolio of marketable foreign
                                equity securities.
 Scudder International Growth   Long-term growth of capital and     1.000% of             $   25,631,898**
   and Income Fund              current income primarily from       net assets+
                                foreign equity securities
 Scudder International Fund     Long-term growth of capital         0.900% to             $2,583,030,686
                                primarily through a diversified     $500 million
                                portfolio of marketable foreign     0.850% next
                                equity securities.                  $500 million
                                                                    0.800% next
                                                                    $1 billion
                                                                    0.750% next
                                                                    $1 billion
                                                                    0.700% thereafter
 Scudder Global Discovery       Above-average capital               1.100% of             $  350,829,980
   Fund                         appreciation over the long-term     net assets
                                by investing primarily in the
                                equity securities of small
                                companies located throughout the
                                world.
 Scudder Emerging Markets       Long-term growth of capital         1.250% of             $   75,793,693
   Growth Fund                  primarily through equity            net assets+
                                investments in emerging markets
                                around the globe.
 Scudder Greater Europe         Long-term growth of capital         1.000% of             $  120,300,058
   Growth Fund                  through investment primarily in     net assets
                                the equity securities of European
                                companies.
 Scudder Pacific                Long-term growth of capital         1.100% of             $  329,391,540
   Opportunities Fund           primarily through investment in     net assets
                                the equity securities of Pacific
                                Basin companies, excluding Japan.
 Scudder Latin America Fund     Long-term capital appreciation      Effective 9/11/97:    $  621,914,690
                                through investment primarily in     1.250% to
                                the securities of Latin American    $1 billion
                                issuers.                            1.150% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 ** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 The Japan Fund, Inc.           Long-term capital appreciation      0.850% to             $  385,963,962
                                through investment primarily in     $100 million
                                equity securities of Japanese       0.750% next
                                companies.                          $200 million
                                                                    0.700% next
                                                                    $300 million
                                                                    0.650% thereafter
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long-term capital appreciation      Adviser:              $  117,596,046
                                through investment primarily in     Effective 11/1/97:
                                equity securities of Argentine      1.100% of
                                issuers.                            net assets
                                                                    Sub-Adviser:
                                                                    Paid by Adviser.
                                                                    0.160% of
                                                                    net assets
 The Brazil Fund, Inc.          Long-term capital appreciation      1.200% to             $  417,981,869
                                through investment primarily in     $150 million
                                equity securities of Brazilian      1.050% next
                                issuers.                            $150 million
                                                                    1.000% thereafter
                                                                    Effective 10/29/97:
                                                                    1.200% to
                                                                    $150 million
                                                                    1.050% next
                                                                    $150 million
                                                                    1.000% next
                                                                    $200 million
                                                                    0.900% thereafter
                                                                    Administrator:
                                                                    Receives an annual
                                                                    fee of $50,000
 The Korea Fund, Inc.           Long-term capital appreciation      Adviser:              $  661,690,073
                                through investment primarily in     1.150% to
                                equity securities of Korean         $50 million
                                companies.                          1.100% next
                                                                    $50 million
                                                                    1.000% next
                                                                    $250 million
                                                                    0.950% next
                                                                    $400 million
                                                                    0.900% thereafter
                                                                    Sub-Adviser -
                                                                    Daewoo:
                                                                    Paid by Adviser.
                                                                    0.2875% to
                                                                    $50 million
                                                                    0.275% next
                                                                    $50 million
                                                                    0.250% next
                                                                    $250 million
                                                                    0.2375% next
                                                                    $400 million
                                                                    0.225% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder New Asia Fund, Inc.    Long-term capital appreciation      1.250% to             $  133,363,686
                                through investment primarily in     $75 million
                                equity securities of Asian          1.150% next
                                companies.                          $125 million
                                                                    1.100% thereafter
 Scudder New Europe Fund,       Long-term capital appreciation      1.250% to             $  266,418,730
   Inc.                         through investment primarily in     $75 million
                                equity securities of companies      1.150% next
                                traded on smaller or emerging       $125 million
                                European markets and companies      1.100% thereafter
                                that are viewed as likely to
                                benefit from changes and
                                developments throughout Europe.
 Scudder Spain and Portugal     Long-term capital appreciation      Adviser:              $   75,127,194
   Fund, Inc.                   through investment primarily in     1.000% of
   (formerly The First          equity securities of Spanish &      net assets
   Iberian Fund, Inc.)          Portuguese issuers.                 Administrator:
                                                                    0.200% of
                                                                    net assets
 Scudder World Income           High income and, consistent         1.200% of             $   54,488,637
   Opportunities Fund, Inc.     therewith, capital appreciation.    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                             THE BRAZIL FUND, INC.
PROXY                                                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 28, 1997


    The undersigned hereby appoints Edgar R. Fiedler, Wilson Nolen and Juris Padegs, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Brazil Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 28, 1997 at 8:30 a.m., Eastern time, and at any adjournments thereof.


    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc.;
             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Directors;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Kenneth C. Froewiss, William H. Luers, Wilson Nolen and Harold
Williams.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           [continued on other side]

3. Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants.
     [ ] FOR             [ ] AGAINST         [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Stockholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated,                         1997
                                             ----------------------,

              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED